                                  EXHIBIT 23.2


                         INDEPENDENT AUDITOR'S CONSENT

The Board of Directors
ALC Indiana, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                           KPMG LLP
                                           Portland, Oregon

                                           June 27, 2002